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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2001



                             PINNACLE HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-24773                  65-0652634
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               301 North Cattlemen Road, Sarasota, Florida 34232
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (941) 364-8886
                                                          --------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On March 14, 2001, the Audit Committee of the Board of Directors of Pinnacle Holdings Inc. (the "Company") approved a change in the Company's independent accountant and PricewaterhouseCoopers LLP ("PWC") was advised that they are dismissed as the Company's independent accountant upon completion of the audit of December 31, 1999 restated financial statements. The reports of PWC on the financial statements of the Company for the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audit for the fiscal years ended December 31, 1998 and December 31, 1999 and through March 14, 2001, there was no disagreement with PWC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

         During the fiscal years ended December 31, 1998 and December 31, 1999 and through March 14, 2001, there were no "reportable events" as that term is defined in Item 304 of Regulation S-K.

         The Company requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the statements in this Item 4(a). A copy of the letter furnished by PWC in response to that request, dated March 21, 2001, is filed as Exhibit 16.1 to this Form 8-K.

         (b) On March 14, 2001, Ernst & Young LLP ("E&Y") was engaged as the Company's new independent accountant. During the two most recent fiscal years and the interim period preceding the engagement of E&Y, the Company has not consulted with E&Y regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, where either a written report or oral advice was provided to the Company by E&Y that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

         In connection with evaluating the Company's potential options for removing future uncertainty with respect to independence issues raised in an SEC investigation involving the Company, last fall the Company had preliminary





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discussions with E&Y concerning E&Y's willingness to audit the Company's financial statements, if requested by the Company, in light of the SEC's investigation and the then-pending SEC proposal to revise the auditor independence rules. During those discussions, E&Y and the Company generally discussed the Company's accounting principles and the SEC investigation involving the Company. The Company did not seek, however, nor did E&Y give any advice as to the Company's accounting principles.

         The Company requested that E&Y furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4(b). A copy of the letter furnished by E&Y in response to that request, dated March 21, 2001, is filed as Exhibit 16.2 to this Form 8-K.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         The following exhibits are filed as part of this report:

         Exhibit
         Number                             Description
         -------                            -----------

         16.1 Letter from PricewaterhouseCoopers LLP dated March 21, 2001 regarding change in certifying accountant.

         16.2 Letter from Ernst & Young LLP dated March 21, 2001 regarding change in certifying accountant.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PINNACLE HOLDINGS INC.
                                     (Registrant)


                                     By: /s/ Steven R. Day
                                        ---------------------------------------
                                         Steven R. Day, Chief Operating Officer


Date: March 21, 2001



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                                 EXHIBIT INDEX



         Exhibit
         Number                             Description
         -------                            -----------

         16.1 Letter from PricewaterhouseCoopers LLP dated March 21, 2001 regarding change in certifying accountant.

         16.2 Letter from Ernst & Young LLP dated March 21, 2001 regarding change in certifying accountant.



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